UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported: May 24, 2007

LIFE SCIENCES RESEARCH, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND

(State or other jurisdiction of incorporation)

0-33505	52-2340150
(Commission File Number)	(I.R.S. Employer Identification Number)

Mettlers Road, East Millstone, NJ	08875
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (732) 649-9961

(Former name or former address, if changed since last report)

Item 8.01.Other Events

At the Company’s Annual Meeting of Stockholders held on May 24, 2007, stockholders voted to re-elect the five proposed directors for a one-year term.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act 1934, Life Sciences Research, Inc. has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 24, 2007	LIFE SCIENCES RESEARCH, INC.

By: /s/ Mark L. Bibi
Name: Mark L. Bibi
Title: Secretary and General Counsel

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